Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Fourth-Quarter and Full-Year 2015 Results

23% year-over-year GAAP earnings growth and 8% loan growth

DEFIANCE, Ohio, January 21, 2016 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the fourth quarter and twelve months ended December 31, 2015.

Fourth-quarter 2015 highlights over prior year fourth quarter include:

●	GAAP net income of $1.9 million, an increase of 22.6 percent
●	Return on average assets of 1.02 percent, up from 0.89 percent
●	Loan growth from third quarter of $16.8 million, or 3.1 percent
●	Fully tax equivalent (FTE) revenue up 11.7 percent
●	Net interest margin (FTE) of 3.76 percent up 3 basis points
●	Mortgage origination volume of $67.1 million, up $15.1 million, or 29.0 percent
●	Positive operating leverage for the Company; expenses up 7.5 percent

Full-year 2015 highlights over the prior-year period include:

●	GAAP net income of $7.6 million, an increase of 44.8 percent
●	Diluted earnings per share of $1.19, an increase of 11.3 percent
●	Return on average assets of 1.06 percent, up from 0.78 percent
●	Loan growth up $41.3 million, or 8.0 percent
●	Total revenue (FTE) up 15.5 percent
●	Total operating expense up 3.7 percent
●	Positive operating leverage of 4.2 times

Highlights	Three Months Ended			Full Year
($000’s except ratios and share data)	Dec. 2015	Dec. 2014	Change	Dec. 2015	Dec. 2014	Change
Operating revenue (FTE)	$9,784	$8,763	11.7%	$39,426	$34,143	15.5%
Interest income (FTE)	6,714	6,284	6.8	26,303	24,796	6.1
Interest expense	646	685	(5.7)	2,584	3,480	(25.8)
Net interest income (FTE)	6,068	5,599	8.4	23,719	21,316	11.3
Noninterest income	3,716	3,164	17.4	15,707	12,827	22.4
Noninterest expense	6,839	6,364	7.5	26,927	25,957	3.7
Net income	1,868	1,524	22.6	7,619	5,263	44.8
Net income available to common	1,624	1,524	6.6	6,663	5,263	26.6
Earnings per diluted share	0.29	0.30	(3.3)	1.19	1.07	11.3
Net interest margin (FTE)	3.76%	3.73%	0.8	3.78%	3.62%	4.4
Return on assets	1.02%	0.89%	14.6	1.06%	0.78%	35.9
Return on equity	9.23%	9.40%	(1.8)	9.69%	8.74%	10.9

“I am extremely pleased to report our strong operating results for the fourth quarter of 2015,” said Mark Klein, Chairman, President and CEO of SB Financial. “For 2015, our fully diluted earnings of $1.19 per share is up 11.3 percent. We had $17 million of loan growth for the quarter and for the full year, we were up $41 million, or 8 percent. Additionally, we successfully opened our new full-service location in Dublin, Ohio,as well as our purchase of a future full-service location in Bowling Green, Ohio.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total revenue, consisting of net interest income (FTE) and noninterest income, was up 11.7 percent from the fourth quarter of 2014, but down 3.3 percent from the linked quarter.

●	Net interest income (FTE) was up 8.4 percent for the fourth quarter, but down 1.6 percent compared to the linked quarter.

●	Net interest margin (FTE) was up 3 basis points for the fourth quarter, but down 11 basis points from the linked quarter.

●	Noninterest income was up 17.4 percent for the fourth quarter, but down 6.0 percent from the linked quarter.

●	Total revenue (FTE), for the full year of 2015 was $39.4 million compared to $34.1 million for the full year of 2014, which is a 15.5 percent increase. The increase was due to higher mortgage volume of $103 million and Small Business Administration Loan (SBA) sale gains of $0.56 million.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter of 2015 were $67.1 million, up $15.1 million, or 29.0 percent, from the year-ago fourth quarter. For the year, originations are $322.7 million, up $102.9 million or 49.0 percent. Total sales of originated loans are up 55.2 percent to $270.5 million for the year.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.76 million for the fourth quarter of 2015, compared to $1.05 million for the year-ago quarter or a 67.6 percent improvement. The mortgage servicing valuation adjustment for the fourth-quarter 2015 was a positive $0.06 million. The aggregate servicing valuation impairment ended the quarter at $0.30 million. The mortgage servicing portfolio at December 31, 2015, was $772.5 million, up $109.9 million, or 16.6 percent, from $662.7 million at December 31, 2014.

Mr. Klein noted, “The fourth quarter represented another quarter of solid mortgage production with a total of $67 million; a 29 percent increase from the prior year. This quarter, our new money production accounted for 86 percent of our volume, and our gain on sale was a healthy 1.66 percent. Our 2015 production volume represented our second highest year ever, and, since we began in 2006 we have originated nearly $2 billion in residential production.”

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Mortgage Banking ($000’s)
	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014
Mortgage originations	$67,149	$86,965	$93,605	$74,955	$52,058
Mortgage sales	56,302	70,081	79,806	64,360	43,542
Mortgage servicing portfolio	772,533	750,958	723,100	684,390	662,662
Mortgage servicing rights	7,152	6,798	6,548	5,860	5,704

Mortgage servicing revenue:
Loan servicing fees	476	459	438	420	410
OMSR amortization	(157)	(223)	(219)	(282)	(174)
Net administrative fees	319	236	219	138	236
OMSR valuation adjustment	64	(138)	268	(80)	(193)
Net loan servicing fees	383	98	487	58	43
Gain on sale of mortgages	1,372	1,687	1,805	1,400	1,003
Mortgage banking revenue, net	$1,755	$1,785	$2,292	$1,458	$1,046

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and income from bank-owned life insurance. Wealth management assets under management stood at $315.6 million as of December 31, 2015. For the fourth quarter of 2015, fee income as a percentage of total revenue was 38.3 percent and 40.2 percent for the full year.

For the fourth quarter of 2015, noninterest expense (NIE) was up $0.5 million, or 7.5 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was up $0.2 million, or 3.2 percent. For the full year, noninterest expense was up $1.0 million, or 3.7 percent.

Mr. Klein stated, “Total fee income, while slightly down from the linked quarter, still represented more than 38 percent of total revenue. We are especially pleased with our mortgage production, and with the growing traction from our SBA lending group, which increased loan-sale-gains by 240 percent on a year over year basis.”

Fee Income / Noninterest Expense ($000’s)
	Dec. 2015	Jun. 2015	Jun. 2015	Mar. 2015	Dec. 2014
Fee Income	$3,716	$3,952	$4,443	$3,596	$3,164
Fee Income / Total Revenue	38.3%	39.4%	43.5%	39.4%	36.5%
Fee Income / Average Assets	2.0%	2.2%	2.5%	2.0%	1.8%

Noninterest Expense	$6,839	$6,626	$6,818	$6,644	$6,364
Efficiency Ratio	70.2%	65.6%	66.3%	72.2%	72.8%
NIE / Average Assets	3.7%	3.7%	3.8%	3.7%	3.7%

Balance Sheet

Total assets as of December 31, 2015, were $733.1 million, up 7.1 percent from a year ago. Total equity as of December 31, 2015, was $81.2 million, up 7.3 percent from a year ago.

Total loans held for investment were $557.7 million at December 31, 2015, up $41.3 million, or 8.0 percent, from December 31, 2014. Commercial real estate loans accounted for the majority of growth, up $25.2 million, or 11.6 percent. Residential real estate and consumer loans also rose $17.6 million and $2.7 million, or 15.5 percent and 5.2 percent, respectively.

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The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $93.5 million represented 12.8 percent of assets at December 31, 2015, and was up 5.1 percent from a year ago. Deposit balances of $586.5 million at December 31, 2015, increased by $35.5 million, or 6.5 percent, since December 31, 2014. Growth from the prior year included $20.7 million in checking and $14.8 million in savings and time deposit balances.

Mr. Klein said, “Loan volume accelerated this quarter, as we had balance growth from the linked quarter of $16.8 million, or 12 percent annualized. Nonperforming assets were down slightly from the linked quarter, but up compared to the prior year due to the impact of a commercial real estate credit that has been periodically delinquent over the past year.”

Loan Portfolio ($000’s)	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Variance YOY
Commercial	$86,542	$83,741	$84,297	$85,022	$88,329	$(1,787)
% of Total	15.5%	15.5%	16.0%	16.6%	17.1%	(2.0%)
Commercial RE	242,208	231,249	223,994	217,610	217,030	25,178
% of Total	43.4%	42.8%	42.9%	42.5%	42.0%	11.6%
Agriculture	43,835	46,102	45,724	44,266	46,217	(2,382)
% of Total	7.9%	8.5%	8.8%	8.7%	9.0%	(5.2%)
Residential RE	130,806	126,840	116,944	114,702	113,214	17,592
% of Total	23.5%	23.5%	22.4%	22.4%	21.9%	15.5%
Consumer & Other	54,224	52,957	51,444	50,184	51,546	2,678
% of Total	9.7%	9.7%	9.9%	9.8%	10.0%	5.2%

Total Loans	$557,659	$540,889	$522,403	$511,784	$516,336	$41,323
Total Growth Percentage						8.0%

Deposit Bal. ($000’s)	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Variance YOY
Non-Int DDA	$113,113	$102,460	$96,322	$96,638	$97,853	$15,257
% of Total	19.3%	17.9%	17.1%	16.7%	17.8%	15.6%
Interest DDA	126,443	126,816	127,362	133,145	121,043	5,400
% of Total	21.6%	22.1%	22.6%	23.0%	22.0%	4.5%
Savings	83,407	77,809	78,729	75,445	64,107	19,300
% of Total	14.2%	13.6%	14.0%	13.1%	11.6%	30.1%
Money Market	104,412	107,538	100,315	106,325	104,602	(190)
% of Total	17.8%	18.7%	17.8%	18.4%	19.0%	(0.2%)
Certificates	159,038	158,945	160,198	166,730	163,301	(4,263)
% of Total	27.1%	27.7%	28.5%	28.8%	29.6%	(2.6%)

Total Deposits	$586,453	$573,568	$562,926	$578,283	$550,906	$35,547
Total Growth Percentage						6.5%

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Asset Quality

SB Financial continues to maintain above peer median asset quality, reporting nonperforming assets of $8.5 million as of December 31, 2015, up $2.2 million, or 34.3 percent, from the year-ago quarter. Compared to the linked quarter, total NPA’s were down 0.9 percent. The increase from the prior year was the result of an existing delinquent commercial real estate credit that has moved to foreclosure. The Company feels the valuation of the property will approximate the loan commitment when the situation is resolved. SB Financial’s 1.15 percent of nonperforming assets to total assets remains near the top quartile in its 65-bank peer group. The coverage of problem loans by the loan loss allowance was 85.8 percent at December 31, 2015, down from the 113.0 percent at December 31, 2014.

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Dec. 2015	Sep. 2015	Jun. 2015	Mar. 2015	Dec. 2014	Variance YOY
Commercial & Agriculture	$196	$453	$702	$1,413	$1,387	$(1,191)
% of Total Com. & Ag. loans	0.15%	0.35%	0.54%	1.09%	1.03%	(85.9%)
Commercial RE	5,670	5,393	2,023	1,932	2,092	3,578
% of Total CRE loans	2.34%	2.33%	0.90%	0.89%	0.96%	171.0%
Residential RE	749	795	772	967	992	(243)
% of Total Res. RE loans	0.57%	0.63%	0.66%	0.84%	0.88%	(24.5%)
Consumer & Other	32	101	112	138	138	(106)
% of Total Cons. & Oth. loans	0.06%	0.20%	0.22%	0.28%	0.27%	(76.8%)
Total Nonaccruing Loans	6,646	6,742	3,609	4,450	4,609	2,037
% of Total Loans	1.19%	1.25%	0.69%	0.87%	0.93%	44.2%
Accruing Restructured Loans	1,500	1,576	1,595	1,524	1,384
Total Nonaccruing & Restructured Loans	$8,146	$8,318	$5,204	$5,974	$5,993	$2,153
% of Total Loans	1.46%	1.54%	1.00%	1.17%	1.16%	35.9%
Foreclosed Assets	286	188	180	207	285
Total Nonperforming Assets	$8,432	$8,506	$5,384	$6,181	$6,278	$2,154
% of Total Assets	1.15%	1.18%	0.76%	0.86%	0.92%	34.3%

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 22, 2015, at 11:00 a.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through 18 banking centers in nine Ohio counties and one center in Fort Wayne, Indiana, with 22 full service ATMs. The Company has four loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. RDSI provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

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In May 2015, SB Financial was ranked #163 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”) as of December 31, 2014.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

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SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in Thousands)	2015	2015	2015	2015	2014
ASSETS
Cash and due from banks	$20,459	18,372	21,709	49,765	28,197

Securities available for sale, at fair value	89,789	95,482	98,786	94,056	85,240
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	93,537	99,230	102,534	97,804	88,988

Loans held for sale	7,516	8,517	10,067	8,667	5,168

Loans, net of unearned income	557,659	540,889	522,403	511,784	516,336
Allowance for loan losses	(6,990)	(7,076)	(7,006)	(6,830)	(6,771)
Net loans	550,669	533,813	515,397	504,954	509,565

Premises, equipment and software, net	19,010	17,619	16,432	15,407	13,604
Cash surrender value of life insurance	13,437	13,364	13,291	13,219	13,148
Goodwill	16,353	16,353	16,353	16,353	16,353
Core deposits and other intangibles	82	120	174	229	283
Foreclosed assets held for sale, net	286	188	180	207	285
Mortgage servicing rights	7,152	6,798	6,548	5,860	5,704
Accrued interest receivable	1,260	1,817	1,506	1,554	1,346
Other assets	3,310	3,046	3,017	3,536	1,587
Total assets	$733,071	719,237	707,208	717,555	684,228

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$113,113	102,460	96,322	96,638	97,853
Interest bearing demand	126,443	126,816	127,362	133,145	121,043
Savings	83,447	77,809	78,729	75,445	64,107
Money market	104,412	107,538	100,315	106,325	104,602
Time deposits	159,038	158,945	160,198	166,730	163,301
Total deposits	586,453	573,568	562,926	578,283	550,906

Advances from Federal Home Loan Bank	35,000	30,000	34,000	30,000	30,000
Repurchase agreements	12,406	16,911	15,169	14,648	12,740
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	264	341	289	334	264
Other liabilities	7,397	7,782	6,391	6,880	4,325
Total liabilities	651,830	638,912	629,085	640,455	608,545

Equity
Preferred stock	13,983	13,983	13,983	13,983	13,983
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,438	15,444	15,424	15,413	15,461
Retained earnings	40,059	38,705	36,930	35,429	34,379
Accumulated other comprehensive income	650	1,157	750	1,264	918
Treasury stock	(1,458)	(1,533)	(1,533)	(1,558)	(1,627)
Total equity	81,241	80,325	78,123	77,100	75,683

Total liabilities and equity	$733,071	719,237	707,208	717,555	684,228

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SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except share data)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
	2015	2015	2015	2015	2014	2015	2014
Interest income
Loans
Taxable	$6,086	6,152	5,835	5,619	5,707	23,692	22,457
Nontaxable	10	10	9	6	6	35	44
Securities
Taxable	357	382	395	372	300	1,506	1,198
Nontaxable	169	173	175	177	177	694	709
Total interest income	6,622	6,717	6,414	6,174	6,190	25,927	24,408

Interest expense
Deposits	492	492	500	495	483	1,979	1,984
Repurchase Agreements & Other	3	5	4	5	53	17	91
Federal Home Loan Bank advances	95	94	94	92	95	375	334
Trust preferred securities	56	53	53	51	54	213	1,071
Total interest expense	646	644	651	643	685	2,584	3,480

Net interest income	5,976	6,073	5,763	5,531	5,505	23,343	20,928

Provision for loan losses	150	100	500	350	150	1,100	450

Net interest income after provision for loan losses	5,826	5,973	5,263	5,181	5,355	22,243	20,478

Noninterest income
Wealth Management Fees	645	636	666	659	679	2,606	2,630
Customer service fees	711	734	702	632	686	2,779	2,691
Gain on sale of mtg. loans & OMSR's	1,372	1,687	1,805	1,400	1,003	6,264	4,228
Mortgage loan servicing fees, net	383	98	486	58	43	1,025	731
Gain on sale of non-mortgage loans	75	296	288	288	143	947	321
Data service fees	273	294	306	317	324	1,190	1,289
Net gain on sales of securities	-	-	-	-	104	-	160
Gain/(loss) on sale/disposal of assets	38	-	(1)	(19)	(15)	18	(79)
Other income	219	207	191	261	197	878	856
Total non-interest income	3,716	3,952	4,443	3,596	3,164	15,707	12,827

Noninterest expense
Salaries and employee benefits	3,855	3,650	3,935	3,477	3,179	14,917	13,185
Net occupancy expense	479	481	480	503	521	1,943	2,087
Equipment expense	566	568	524	565	625	2,223	2,525
Data processing fees	264	286	247	263	230	1,060	928
Professional fees	381	416	426	440	465	1,663	1,703
Marketing expense	157	146	142	149	166	594	564
Telephone and communication	103	96	98	90	91	387	404
Postage and delivery expense	168	198	201	234	197	801	783
State, local and other taxes	130	130	128	129	94	517	370
Employee expense	126	126	138	153	111	543	488
Intangible amortization expense	37	54	55	54	55	200	372
Other expenses	573	475	444	587	630	2,079	2,548
Total non-interest expense	6,839	6,626	6,818	6,644	6,364	26,927	25,957

Income before income tax expense	2,703	3,299	2,888	2,133	2,155	11,023	7,348

Income tax expense	835	1,035	897	637	631	3,404	2,085
Net income	$1,868	2,264	1,991	1,496	1,524	7,619	5,263

Preferred Stock Dividends	244	244	244	225	-	956	-

Net income available to common shares	1,624	2,020	1,747	1,271	1,524	6,663	5,263

Common share data:
Basic earnings per common share	$0.33	0.41	0.36	0.26	0.31	1.36	1.08
Diluted earnings per common share	$0.29	0.3543	0.3109	0.2335	0.30	1.19	1.07

Average shares outstanding ($ in thousands):
Basic:	4,890	4,884	4,884	4,879	4,875	4,884	4,874
Diluted:	6,396	6,390	6,382	6,379	5,044	6,423	4,942

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SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
	2015	2015	2015	2015	2014	2015	2014
SUMMARY OF OPERATIONS
Net interest income	$5,976	6,073	5,763	5,531	5,505	23,343	20,928
Tax-equivalent adjustment	$92	94	95	94	94	376	388
Tax-equivalent net interest income	$6,068	6,167	5,858	5,625	5,599	23,719	21,316
Provision for loan loss	$150	100	500	350	150	1,100	450
Noninterest income	$3,716	3,952	4,443	3,596	3,164	15,707	12,827
Total revenue, tax-equivalent	$9,784	10,119	10,301	9,221	8,763	39,426	34,143
Noninterest expense	$6,839	6,626	6,818	6,644	6,364	26,927	25,957
Pre provision pretax income	$2,853	3,399	3,388	2,483	2,305	12,123	7,798
Pretax income	$2,703	3,299	2,888	2,133	2,155	11,023	7,348
Net income	$1,868	2,264	1,991	1,496	1,524	7,619	5,263
Income available to common shareholders	$1,624	2,020	1,747	1,271	1,524	6,663	5,263

PER SHARE INFORMATION:
Basic earnings per share	$0.33	0.41	0.36	0.26	0.31	1.36	1.08
Diluted earnings per share	$0.29	0.35	0.31	0.23	0.30	1.19	1.07
Common dividends	$0.055	0.050	0.050	0.045	0.045	0.200	0.160
Book value per common share	$12.81	12.68	12.33	12.18	11.96	12.81	11.96
Tangible book value per common share	$10.39	10.21	9.75	9.53	9.24	10.39	9.24
Market price per common share	$11.14	10.27	10.59	10.55	9.40	11.14	9.40

PERFORMANCE RATIOS:
Return on average assets	1.02%	1.26%	1.11%	0.84%	0.89%	1.06%	0.78%
Return on average equity	9.23%	11.42%	10.26%	7.82%	9.40%	9.69%	8.74%
Return on average tangible equity	14.80%	18.55%	16.90%	13.03%	13.03%	15.84%	12.22%
Efficiency ratio	70.18%	65.56%	66.26%	72.20%	72.78%	68.44%	75.80%
Earning asset yield	4.17%	4.27%	4.18%	4.14%	4.18%	4.19%	4.21%
Cost of interest bearing liabilities	0.49%	0.49%	0.49%	0.49%	0.53%	0.49%	0.69%
Net interest margin	3.71%	3.81%	3.70%	3.64%	3.66%	3.72%	3.55%
Tax equivalent effect	0.05%	0.06%	0.06%	0.07%	0.07%	0.06%	0.07%
Net interest margin - fully tax equivalent basis	3.76%	3.87%	3.76%	3.71%	3.73%	3.78%	3.62%
Non interest income/Average assets	2.03%	2.20%	2.48%	2.02%	1.84%	2.18%	1.91%
Non interest expense/Average assets	3.74%	3.69%	3.81%	3.74%	3.70%	3.74%	3.86%

ASSET QUALITY RATIOS:
Gross charge-offs	$241	58	350	303	101	952	848
Recoveries	$5	29	26	11	9	71	205
Net charge-offs	$236	29	324	292	92	881	643
Nonaccruing loans/ Total loans	1.19%	1.25%	0.69%	0.87%	0.89%	1.19%	0.89%
Nonperforming loans/ Total loans	1.46%	1.54%	1.00%	1.17%	1.16%	1.46%	1.16%
Nonperforming assets/ Loans & OREO	1.51%	1.57%	1.03%	1.21%	1.22%	1.51%	1.22%
Nonperforming assets/ Total assets	1.15%	1.18%	0.76%	0.86%	0.92%	1.15%	0.92%
Allowance for loan loss/ Nonperforming loans	85.81%	85.07%	134.63%	114.33%	112.98%	85.81%	112.98%
Allowance for loan loss/ Total loans	1.25%	1.31%	1.34%	1.33%	1.31%	1.25%	1.31%
Net loan charge-offs/ Average loans (ann.)	0.17%	0.02%	0.25%	0.23%	0.07%	0.17%	0.13%
Loan loss provision/ Net charge-offs	63.56%	344.83%	154.32%	119.86%	163.04%	124.86%	69.98%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	95.09%	94.30%	92.80%	88.50%	93.72%	95.09%	93.72%
Equity/ Assets	11.08%	11.17%	11.05%	10.74%	11.06%	11.08%	11.06%
Tangible equity/ Tangible assets	7.09%	7.10%	6.89%	6.64%	6.75%	7.09%	6.75%
Tangible equity adjusted for conversion	9.04%	9.09%	8.92%	8.63%	8.84%	9.04%	8.84%

END OF PERIOD BALANCES
Total loans	$557,659	540,889	522,403	511,784	516,336	557,659	516,336
Total assets	$733,071	719,237	707,208	717,555	684,228	733,071	684,228
Deposits	$586,453	573,568	562,926	578,283	550,906	586,453	550,906
Stockholders equity	$81,241	80,325	78,123	77,100	75,683	81,241	75,683
Intangibles	$16,435	16,473	16,527	16,582	16,636	16,435	16,636
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$50,823	49,869	47,613	46,535	45,064	50,823	45,064
Full-time equivalent employees	214	209	207	198	190	214	190
Period end basic shares outstanding	4,891	4,884	4,884	4,881	4,875	4,891	4,875
Period end outstanding (Series A Converted)	1,451	1,451	1,451	1,451	1,451	1,451	1,451

AVERAGE BALANCES
Total loans	$549,877	538,646	521,477	516,004	516,517	531,614	501,486
Total earning assets	$644,783	638,266	622,643	605,956	600,851	628,047	589,332
Total assets	$731,198	718,591	716,736	711,100	687,674	719,586	672,277
Deposits	$585,922	572,801	576,250	568,885	551,906	575,840	535,560
Stockholders equity	$80,911	79,301	77,649	76,534	64,846	78,618	60,186
Intangibles	$16,450	16,500	16,555	16,609	16,664	16,529	16,787
Preferred equity	$13,983	13,983	13,983	13,983	1,398	13,983	350
Tangible equity	$50,478	48,818	47,111	45,942	46,784	48,106	43,049
Average basic shares outstanding	4,890	4,884	4,884	4,879	4,875	4,884	4,874
Average diluted shares outstanding	6,396	6,390	6,382	6,379	5,044	6,423	4,942

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three & Twelve Months Ended December 31, 2015 and 2014

($ in Thousands)	Three Months Ended December 31, 2015			Three Months Ended December 31, 2014
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$77,944	357	1.83%	$66,235	300	1.81%
Nontaxable securities	16,962	256	6.04%	18,099	268	5.93%
Loans, net	549,877	6,101	4.44%	516,517	5,717	4.43%
Total earning assets	644,783	6,714	4.17%	600,851	6,284	4.18%

Cash and due from banks	32,284			35,261
Allowance for loan losses	(7,100)			(6,730)
Premises and equipment	17,974			13,686
Other assets	43,257			44,606
Total assets	$731,198			$687,674

Liabilities
Savings and interest bearing demand	$314,959	95	0.12%	$290,329	40	0.06%
Time deposits	159,777	397	0.99%	165,227	443	1.07%
Repurchase agreements & Other	14,527	3	0.08%	20,582	53	1.03%
Advances from Federal Home Loan Bank	29,897	95	1.27%	30,000	95	1.27%
Trust preferred securities	10,310	56	2.17%	10,310	54	2.10%
Total interest bearing liabilities	529,470	646	0.49%	516,448	685	0.53%

Non interest bearing demand	111,186		0.40%	96,350		0.45%
Other liabilities	9,631			10,030
Total liabilities	650,287			622,828
Equity	80,911			64,846

Total liabilities and equity	$731,198			$687,674

Net interest income (tax equivalent basis)		$6,068			$5,599

Net interest income as a percent of average interest-earning assets			3.76%			3.73%

	Twelve Months Ended December 31, 2015			Twelve Months Ended December 31, 2014
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$78,840	1,506	1.91%	$69,795	1,198	1.72%
Nontaxable securities	17,593	1,052	5.98%	18,051	1,074	5.95%
Loans, net	531,614	23,745	4.47%	501,486	22,524	4.49%
Total earning assets	628,047	26,303	4.19%	589,332	24,796	4.21%

Cash and due from banks	38,895			24,665
Allowance for loan losses	(6,979)			(6,785)
Premises and equipment	16,427			13,725
Other assets	43,196			51,340
Total assets	$719,586			$672,277

Liabilities
Savings and interest bearing demand	$309,169	346	0.11%	$275,188	105	0.04%
Time deposits	162,245	1,633	1.01%	171,399	1,879	1.10%
Repurchase agreements & Other	15,749	17	0.11%	18,764	91	0.48%
Advances from Federal Home Loan Bank	29,996	375	1.25%	24,294	334	1.37%
Trust preferred securities	10,310	213	2.07%	17,448	1,071	6.14%
Total interest bearing liabilities	527,469	2,584	0.49%	507,093	3,480	0.69%

Non interest bearing demand	104,426		0.41%	88,973		0.58%
Other liabilities	9,073			16,025
Total liabilities	640,968			612,091
Equity	78,618			60,186

Total liabilities and equity	$719,586			$672,277

Net interest income (tax equivalent basis)		$23,719			$21,316

Net interest income as a percent of average interest-earning assets			3.78%			3.62%

10